                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-01048
                                  ---------------------------------------------

                       MAIRS AND POWER BALANCED FUND, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              332 MINNESOTA STREET, SUITE W1520, ST. PAUL, MN 55101
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

         WILLIAM B. FRELS, PRESIDENT, 332 MINNESOTA STREET, SUITE W1520,
                               ST. PAUL, MN 55101
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 651-222-8478
                                                   ----------------------------

Date of fiscal year end:  12/31/2004
                        --------------------------
Date of reporting period: 12/31/2004
                         -------------------------------------

Item 1.  Report to Stockholders

MAIRS AND POWER
BALANCED FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2004


W1520 FIRST NATIONAL BANK BUILDING
332 MINNESOTA STREET
ST. PAUL, MINNESOTA 55101

                                                               February 18, 2005

TO OUR SHAREHOLDERS:


FOURTH QUARTER RESULTS

The Balanced Fund benefited from the stock market strength that occurred during the final two months of the year as investor concerns seemed to evaporate in response to such factors as a decisive election outcome, a reasonably strong economy, more stable energy prices and the absence of any acts of domestic terrorism. The Fund produced a total investment return of 6.3% during the quarter after considering the reinvestment of dividends and capital gain distributions compared to respective stock returns of 7.6% and 9.2% for the Dow Jones Industrial Average and Standard & Poor's 500 Stock Index. Bond returns lagged considerably with the Lehman Bros. Gov't/Credit Index showing a return of only 0.8%. The Fund performed pretty much in line with other comparable funds as suggested by an average return of 6.4% shown by a universe of balanced funds measured by Lipper.

The economy continued to perform very well in the fourth quarter with recently reported Gross Domestic Product (GDP) figures showing a real growth of 3.1% (preliminary basis). While this rate of growth was considered by some to be disappointing, it should be noted that final demand was quite strong with overall GDP growth being penalized by a wider than expected trade deficit. Consumer spending continued to grow at a solid 4.6% rate despite high energy costs. Business spending for equipment and software rose a brisk 14.9% rate. Reflecting reasonably strong top-line growth and the absence of any significant cost pressures, operating corporate profits are believed to have increased at close to a 20% annual rate in the fourth quarter.

Despite continued tightening by the Federal Reserve, longer term interest rates remained fairly steady with the ten year U. S. Treasury closing out the year at around 4.2%. The flattening yield curve is believed to be more a reflection of a strong foreign demand for U. S. debt instruments as a consequence of the burgeoning trade deficit than a lack of confidence in the future direction of the economy.

The strong finish in the stock market was thought to be directly related to a number of factors including an improvement in the level of consumer sentiment, favorable earnings comparisons and an historically low level of interest rates. As might be expected, consumer cyclicals (hotels, restaurants and leisure, retail trade and textiles and apparel) and technology (computers and software, office equipment and semiconductors) were among the better performing sectors while more defensive areas such as consumer staples, health care and financials performed less well. Among individual stock holdings in the Fund, MTS Systems (+59.1%), eFunds (+29.2%), SuperValu (+25.3%) and Pentair (+24.8%) did the best while Pfizer (-12.1%), Merck (-2.6%), Honeywell (-1.3%) and Schlumberger (-0.5%) performed the worst.

2004 IN REVIEW

Thanks to a strong fourth quarter, the Fund turned in a surprisingly good year in terms of both absolute and relative performance. The Fund produced a total investment return of 12.0% compared to lesser equity index returns of 5.3% for the DJIA and 10.9% for the S & P 500 Stock Index and a return of only 4.2% for the Lehman Bros. Gov't/Credit Bond Index. The Fund out-performed its benchmark index (made of 60% S & P 500 and 40% Lehman Bros. Gov't/Credit Index), which showed a return of 8.2%. The Fund also did much better than most other comparable funds based on a Lipper balanced fund universe which showed an average return of 7.9%.

Responding to rather stimulative fiscal and monetary policies, the economy continued to perform very well during 2004 showing a 4.4% rate of real GDP growth. This represented the best rate of improvement since 1999. While consumer spending showed steady growth, business spending was clearly a driving force reflecting a past level of under-spending and the continuing need to reduce costs in order to remain competitive. Corporate profits on an operating basis are believed to have risen by more than 20% to near record levels as a percentage of GDP.

One of the major surprises of 2004 was the stability shown by longer term interest rates in the face of a strong economy and a somewhat less accommodative Fed policy resulting in rising short-term rates. The absence of upward pressure at the longer end of the curve is thought to have been a direct result of strong foreign demand for dollar denominated debt, resulting from the increasing trade deficit along with the fact that the "core" rate of inflation has remained relatively stable at an annual rate of less than 2%.

OUTLOOK FOR 2005

We believe the economic outlook for the coming year remains relatively constructive with overall GDP growth expected in the 3-4% range. Steady job creation and a fairly low unemployment rate should keep consumer spending moving in an upward trend. The above average growth in business spending experienced during recent periods seems likely to continue as long as final demand continues to grow and incremental profitability remains high. Corporate profit growth is also expected to continue although the rate of expansion may slip to a more normal high "single digit" rate given a somewhat slower rate of overall growth and the current historically high level of profitability. While the trade deficit will likely remain high given continuing economic strength and a growing dependence on foreign energy, the recent weakness in the dollar should stimulate export activity and may prevent the total short-fall from getting any worse.

While Federal Reserve policy remains accommodative, further increases in short-term interest rates seem likely to have some eventual effect on the level of economic activity. Longer term rates should also work their way higher if the economy continues to grow and inflation becomes more of an issue. The disconnect we have witnessed in recent months between short and long rates could change rather quickly if foreign demand for dollar denominated debt were to decline for any reason. All things considered, bonds do not appear to be very attractive at this time.

With corporate profits likely to continue growing at a respectable rate and the level of interest rates still historically low, the outlook for the stock market seems positive. Because the growth in stock prices has generally lagged the growth in corporate profits during recent periods, valuation levels remain reasonable based on the S & P 500 Stock Index selling at about 17 times estimated 2005 earnings.


                                                                William B. Frels
                                                                       President

PERFORMANCE INFORMATION

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MAIRS AND POWER BALANCED FUND, INC. (THE FUND), THE S & P 500 INDEX, THE COMPOSITE INDEX, AND THE CONSUMER PRICE INDEX (CPI) FROM 12-31-94 TO 12-31-04 (UNAUDITED)

DOLLARS IN THOUSANDS
YEAR ENDED DECEMBER 31

                                 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Mairs and Power Balanced Fund       10    13.00    15.34    19.63    22.41    23.45    27.33    26.98    25.25    30.71    34.40

S & P 500                           10    13.75    16.91    22.56    29.04    35.15    31.94    28.14    21.92    28.22    31.29

Composite *                         10    13.02    14.92    18.49    22.38    25.01    24.83    23.90    21.79    25.95    28.08

CPI                                 10    10.25    10.59    10.77    10.94    11.24    11.62    11.80    12.09    12.32    12.72

* Composite Index - 60% S & P 500 and 40% Lehman Bros. Gov't/Credit

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)

                                      1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------------------------------
Mairs and Power Balanced Fund         +12.0%         +8.0%         +13.2%

PAST INVESTMENT RESULTS DO NOT GAURANTEE FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PORTFOLIO DIVERSIFICATION (UNAUDITED)                    AS OF DECEMBER 31, 2004

The Fund's asset allocations may vary according to changes in the portfolio.

[CHART]

                          PERCENTAGE (%) OF
ASSET ALLOCATION          TOTAL NET ASSETS
----------------          -----------------
Total Fixed Income              31.9%
Common Stock                    63.4%
Cash Equivalents                 4.6%
Other Assets and
Liabilities                      0.1%
                               -----
                               100.0%
                               -----

TOP TEN PORTFOLIO HOLDINGS (UNAUDITED)                   AS OF DECEMBER 31, 2004

The Fund's top ten holdings may vary according to changes in the portfolio.

     TOP TEN HOLDINGS                 PERCENTAGE (%) OF TOTAL NET ASSETS
     -----------------                ----------------------------------
     Graco Inc. (GGG)                               3.1%
     Wells Fargo & Company (WFC)                    2.7%
     Pentair, Inc. (PNR)                            2.6%
     Pfizer Inc. (PFE)                              2.2%
     The Valspar Corporation (VAL)                  2.1%
     Hormel Foods Corporation (HRL)                 2.1%
     Merrill Lynch & Co., Inc. (MER)                2.1%
     General Mills, Inc. (GIS)                      2.0%
     3M Company (MMM)                               2.0%
     Emerson Electric Co. (EMR)                     1.9%
                                                   ----
                                                   22.8%
                                                   ----

STATEMENT OF NET ASSETS
DECEMBER 31, 2004

  FACE                                                                                    MARKET VALUE
 AMOUNT                                  SECURITY DESCRIPTION                              (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             FIXED INCOME SECURITIES 31.9%

             FEDERAL AGENCY OBLIGATIONS 12.4%
$ 250,000    Federal Home Loan Bank                               7.235%    10/19/10      $    258,797
  250,000    Federal Home Loan Bank                                5.00%    12/20/11           251,373
  250,000    Federal Home Loan Bank                                6.00%    06/16/14           252,823
  250,000    Federal Home Loan Bank                                5.44%    12/23/14           251,901
  250,000    Federal Home Loan Bank                                5.65%    08/13/18           247,725
  250,000    Federal Home Loan Bank                               6.125%    09/12/18           251,787
  250,000    Federal Home Loan Bank                                6.00%    05/13/19           250,181
  500,000    Federal Home Loan Bank                                6.00%    07/26/19           500,089
  500,000    Federal Home Loan Bank                                6.00%    08/16/19           492,953
  250,000    Federal Home Loan Bank                                6.00%    10/28/24           250,301
  250,000    Federal Home Loan Bank                                6.00%    11/22/24           250,410
  500,000    Federal Home Loan Mortgage Corporation                6.00%    08/27/18           500,037
  500,000    Federal Home Loan Mortgage Corporation                6.00%    11/26/18           500,034
  250,000    Federal Home Loan Mortgage Corporation                6.00%    12/24/18           249,815
  250,000    Federal Home Loan Mortgage Corporation                6.00%    02/26/19           250,018
  250,000    Federal Home Loan Mortgage Corporation                6.00%    12/30/19           251,631
  500,000    Federal Home Loan Mortgage Corporation                6.00%    01/28/22           500,039
  250,000    Federal Home Loan Mortgage Corporation                6.00%    12/30/22           250,021
  250,000    Federal National Mortgage Association                 6.00%    12/28/18           250,111
  250,000    Federal National Mortgage Association                 6.00%    01/23/19           250,108
  250,000    Federal National Mortgage Association                 5.50%    04/08/19           247,768
  250,000    Federal National Mortgage Association                 5.52%    04/12/19           247,962
  250,000    Federal National Mortgage Association                 6.05%    04/29/19           250,112
  250,000    Federal National Mortgage Association                 6.00%    04/30/19           249,971
  250,000    Federal National Mortgage Association                 6.00%    05/03/19           251,275
  250,000    Federal National Mortgage Association                 6.00%    05/24/19           251,514
  250,000    Federal National Mortgage Association                 5.63%    08/05/19           249,300
  500,000    Federal National Mortgage Association                 6.01%    09/27/19           500,221
  250,000    Federal National Mortgage Association                 6.00%    10/28/19           249,345
  500,000    Federal National Mortgage Association                 6.00%    11/04/19           498,176
  500,000    Federal National Mortgage Association                 6.00%    12/02/19           501,167
  500,000    Federal National Mortgage Association                 6.00%    12/30/19           501,760

  FACE                                                                                    MARKET VALUE
 AMOUNT                                  SECURITY DESCRIPTION                              (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             FIXED INCOME SECURITIES (CONTINUED)

             FEDERAL AGENCY OBLIGATIONS (CONTINUED)
$ 500,000    Federal National Mortgage Association                 6.00%    01/27/20      $    501,299
  500,000    Federal National Mortgage Association                 6.00%    09/16/20           500,224
                                                                                          ------------
                                                                                            11,260,248

             CORPORATE BONDS 18.9%
             FINANCIAL 6.3%
  250,000    Household Finance Corp.                               8.00%    05/09/05           254,532
  250,000    Stilwell Financial Inc.                               7.00%    11/01/06           262,468
  250,000    Ford Motor Credit Company                             6.50%    01/25/07           260,086
  250,000    Bankers Trust NY Corp.                                6.70%    10/01/07           269,802
  250,000    Household Finance Corp.                              6.375%    10/15/11           276,482
  200,000    Ford Motor Credit Corp.                               7.00%    11/26/11           200,179
  250,000    General Motors Acceptance Corporation                 7.00%    02/01/12           257,943
  250,000    Goldman Sachs & Company                               8.00%    03/01/13           295,985
  250,000    Allstate Corp.                                        7.50%    06/15/13           298,087
  500,000    Harleysville Group                                    5.75%    07/15/13           475,895
  250,000    Security Benefit Life Insurance Company               8.75%    05/15/16           287,216
  250,000    General Motors Acceptance Corporation                 7.25%    09/15/17           252,828
  250,000    Lincoln National Corp.                                7.00%    03/15/18           285,558
  500,000    Provident Companies                                   7.00%    07/15/18           484,160
  250,000    Berkeley (WR) Corporation                             6.15%    08/15/19           251,883
  250,000    Household Finance Corp.                               5.25%    06/15/23           233,200
  250,000    Liberty Mutual Insurance Company                      8.50%    05/15/25           297,221
  250,000    Provident Companies                                   7.25%    03/15/28           237,205
  500,000    Farmers Exchange Capital                              7.05%    07/15/28           513,624
                                                                                          ------------
                                                                                             5,694,354
             HEALTH CARE 0.6%
  500,000    Wyeth                                                 6.45%    02/01/24           533,282
                                                                                          ------------

  FACE                                                                                    MARKET VALUE
 AMOUNT                                  SECURITY DESCRIPTION                              (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             FIXED INCOME SECURITIES (CONTINUED)

             CORPORATE BONDS (CONTINUED)
             INDUSTRIAL 9.3%
$ 250,000    Lucent Technologies                                   7.25%    07/15/06      $    262,500
  250,000    Halliburton Company                                   6.00%    08/01/06           258,998
  250,000    Steelcase Inc.                                       6.375%    11/15/06           258,208
  250,000    Goodyear Tire & Rubber Co.                           6.625%    12/01/06           262,500
  250,000    Sherwin-Williams Co.                                  6.85%    02/01/07           265,988
  250,000    Corning Inc.                                          7.00%    03/15/07           251,250
  250,000    Goodyear Tire & Rubber Co.                            8.50%    03/15/07           268,750
  350,000    Corning Inc.                                          6.30%    03/01/09           368,832
  500,000    SUPERVALU, Inc.                                      7.875%    08/01/09           573,939
  152,332    Delta Air Lines Inc.                                 7.379%    05/18/10           150,571
  250,000    Daimler Chrysler                                      7.75%    01/18/11           288,631
  250,000    Hertz Corporation                                     7.40%    03/01/11           272,205
  450,000    Northwest Airlines                                   6.841%    04/01/11           453,252
  250,000    General Foods Corporation                             7.00%    06/15/11           250,347
  250,000    Goodyear Tire & Rubber Co.                           7.857%    08/15/11           255,000
  200,000    Ford Motor Company Debentures                         9.50%    09/15/11           236,950
  250,000    Delta Air Lines Inc.                                 7.111%    09/18/11           245,816
  250,000    American Airlines Inc.                               7.858%    10/01/11           258,537
  250,000    Kerr McGee Corp.                                      7.00%    11/01/11           250,575
  250,000    Bombardier Inc.                                       6.75%    05/01/12           230,625
  250,000    General Motors Corp.                                 7.125%    07/15/13           256,239
  250,000    Willamette Industries                                7.125%    07/22/13           282,294
  227,020    General American Transportation                       7.50%    02/28/15           241,061
  250,000    Maytag Corp.                                          5.00%    05/15/15           232,819
  250,000    Servicemaster Company                                 7.10%    03/01/18           277,275
  250,000    Daimler Chrysler                                      5.65%    06/15/18           243,092
  350,000    PPG Industries                                        7.40%    08/15/19           419,085
  250,000    Union Carbide Corporation                             8.75%    08/01/22           264,687
  500,000    The Toro Company                                      7.80%    06/15/27           568,106
                                                                                          ------------
                                                                                             8,448,132

  FACE                                                                                    MARKET VALUE
 AMOUNT                                  SECURITY DESCRIPTION                              (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             FIXED INCOME SECURITIES (CONTINUED)

             CORPORATE BONDS (CONTINUED)
             UTILITIES 2.7%
$ 250,000    Public Services of Colorado                          6.375%    11/01/05      $    256,467
  250,000    Monongahela Power Company, Inc.                       5.00%    10/01/06           255,765
  250,000    AT&T Corp.                                            8.25%    11/15/06           269,375
  250,000    Xcel Energy Inc.                                      7.00%    12/01/10           282,152
  250,000    TECO Energy, Inc.                                     7.00%    05/01/12           274,375
  250,000    United Utilities                                     5.375%    02/01/19           247,148
  250,000    Verizon Communications Inc.                          6.875%    06/15/12           285,806
  250,000    Vectren Utility Holdings, Inc.                        5.75%    08/01/18           250,531
  250,000    South Jersey Gas Co.                                 7.125%    10/22/18           294,891
                                                                                          ------------
                                                                                             2,416,510
                                                                                          ------------
             TOTAL CORPORATE BONDS 18.9%                                                    17,092,278

             CONVERTIBLE CORPORATE BONDS 0.3%
             UTILITIES 0.3%
  300,000    Noram Energy                                          6.00%    03/15/12           301,500
                                                                                          ------------

  NUMBER
OF SHARES
---------
             NON-CONVERTIBLE PREFERRED STOCK 0.3%
             FINANCIAL 0.3%
   10,000    St. Paul Capital Trust I                                $  1.90                   266,400
                                                                                          ------------

             TOTAL FIXED INCOME SECURITIES 31.9%                                          $ 28,920,426
             (cost $27,544,412)

  NUMBER                                                                                  MARKET VALUE
OF SHARES                             SECURITY DESCRIPTION                                 (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             COMMON STOCKS 63.4%

             BASIC INDUSTRIES  5.7%
   55,000    Bemis Company, Inc.                                                          $  1,599,950
   60,000    H. B. Fuller                                                                    1,710,600
   38,000    The Valspar Corporation                                                         1,900,380
                                                                                          ------------
                                                                                             5,210,930

             CAPITAL GOODS  9.2%
   20,000    Briggs & Stratton Corporation                                                     831,600
   75,000    Graco Inc.                                                                      2,801,250
   10,000    Ingersoll-Rand Company Limited                                                    803,000
   45,000    MTS Systems Corporation                                                         1,521,450
   54,000    Pentair, Inc.                                                                   2,352,240
                                                                                          ------------
                                                                                             8,309,540

             CONSUMER CYCLICAL  0.9%
   15,000    Genuine Parts Company                                                             660,900
   12,000    Sturm, Ruger & Company, Inc.                                                      108,360
                                                                                          ------------
                                                                                               769,260

             CONSUMER STAPLE  8.3%
   37,000    General Mills, Inc.                                                             1,839,270
   12,000    Hershey Foods Corporation                                                         666,480
   60,000    Hormel Foods Corporation                                                        1,881,000
   22,000    Kimberly Clark                                                                  1,447,820
      666    Neenah Paper, Inc.                                                                 21,711
   40,000    Newell Rubbermaid Inc.                                                            967,600
   20,000    SUPERVALU Inc.                                                                    690,400
                                                                                          ------------
                                                                                             7,514,281

             DIVERSIFIED  2.9%
   23,000    General Electric Company                                                          839,500
   22,000    3M Company                                                                      1,805,540
                                                                                          ------------
                                                                                             2,645,040

             ENERGY  6.6%
   25,000    BP p.l.c.                                                                       1,460,000
   26,000    Burlington Resources Inc.                                                       1,131,000

  NUMBER                                                                                  MARKET VALUE
OF SHARES                             SECURITY DESCRIPTION                                 (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             COMMON STOCKS (CONTINUED)

             ENERGY  (CONTINUED)
   21,200    Exxon Mobil Corporation                                                      $  1,086,712
   12,000    Murphy Oil Corporation                                                            965,400
   20,000    Schlumberger, Limited                                                           1,339,000
                                                                                          ------------
                                                                                             5,982,112

             FINANCIAL  13.3%
   15,000    American Express Company                                                          845,550
   27,000    Associated Banc-Corp.                                                             896,670
   20,000    Bank of America Corporation                                                       939,800
   11,000    Jefferson-Pilot Corp.                                                             571,560
   31,000    Merrill Lynch & Co., Inc.                                                       1,852,870
   37,000    J. P. Morgan Chase & Co., Inc.                                                  1,443,370
   40,000    St. Paul Travelers Companies Inc.                                               1,482,800
   50,000    U.S. Bancorp                                                                    1,566,000
   40,000    Wells Fargo & Company                                                           2,486,000
                                                                                          ------------
                                                                                            12,084,620

             HEALTH CARE  8.4%
   50,000    Baxter International Inc.                                                       1,727,000
   40,000    Bristol-Myers Squibb Company                                                    1,024,800
   10,000    Johnson & Johnson                                                                 634,200
   27,000    Merck & Co.                                                                       867,780
   75,000    Pfizer Inc.                                                                     2,016,750
   32,000    Wyeth                                                                           1,362,880
                                                                                          ------------
                                                                                             7,633,410

             TECHNOLOGY  6.0%
   60,000    Corning Inc. *                                                                    706,200
   10,000    eFunds Corp. *                                                                    240,100
   25,000    Emerson Electric Co.                                                            1,752,500
   44,000    Honeywell International Inc.                                                    1,558,040
   12,000    International Business Machines Corporation                                     1,182,960
                                                                                          ------------
                                                                                             5,439,800

  NUMBER                                                                                  MARKET VALUE
OF SHARES                             SECURITY DESCRIPTION                                 (NOTE 2a.)
---------    -----------------------------------------------------------------------      ------------
             COMMON STOCKS (CONTINUED)

             UTILITIES  2.1%
   30,000    Verizon Communications Inc.                                                  $  1,215,300
   40,000    Xcel Energy Inc.                                                                  728,000
                                                                                          ------------
             TOTAL COMMON STOCKS  63.4%
             (cost $31,968,998)                                                           $ 57,532,293
                                                                                          ------------

             SHORT-TERM INVESTMENTS  4.6%
4,166,304    First American Prime Obligations Fund, Class I
             (cost $4,166,304)                                                            $  4,166,304
                                                                                          ------------
             TOTAL INVESTMENTS  99.9%
             (cost $63,679,714)                                                           $ 90,619,023

             OTHER ASSETS AND LIABILITIES (NET)  0.1%                                           50,314
                                                                                          ------------

             NET ASSETS:
             Capital stock                                                                $    157,240
             Additional paid-in capital                                                     63,566,853
             Undistributed net investment income                                                 5,450
             Accumulated net realized gain on investments                                          485
             Net unrealized appreciation of investments                                     26,939,309
                                                                                          ------------

             TOTAL NET ASSETS  100.0%
             (Net assets equal to $57.66 per share on 1,572,399 shares outstanding)       $ 90,669,337
                                                                                          ============
             CAPITAL STOCK (par value $0.10 per share)
             Shares authorized                                                              10,000,000
                                                                                          ============

* Non-income-producing

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME

Income:
     Dividends                                                      $  1,254,590
     Interest                                                          1,578,329
                                                                    ------------
   TOTAL INCOME                                                                    $  2,832,919

Expenses:
     Investment management fees (NOTE 5)                                 449,666
     Administrative fees (NOTE 5)                                        140,477
     Transfer agent fees                                                  25,704
     Custodian fees                                                       17,942
     Directors compensation (NOTE 5)                                       7,200
     Legal and audit fees                                                 46,028
     Other fees and expenses                                               2,557
                                                                    ------------
   TOTAL EXPENSES                                                                       689,574
                                                                                   ------------
   NET INVESTMENT INCOME                                                              2,143,345

REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS (NOTE 4)
     Net realized gain on investments sold                               653,218
     Net change in unrealized appreciation of investments              6,088,201
                                                                    ------------
   NET GAIN ON INVESTMENTS                                                            6,741,419
                                                                                   ------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $  8,884,764
                                                                                   ============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED DECEMBER 31
                                                                        2004           2003
                                                                    ------------   ------------
OPERATIONS
   Net investment income                                            $  2,143,345   $  1,570,171
   Net realized gain on investments sold                                 653,218         13,703
   Net change in unrealized appreciation of investments                6,088,201      8,998,346
                                                                    ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             8,884,764     10,582,220

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                              (2,137,895)    (1,582,189)
   Net short term gain distributed as ordinary income                    (30,987)       (11,890)
   Net realized gain                                                    (511,280)       (83,231)
   Return of capital                                                           -         (4,498)
                                                                    ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (2,680,162)    (1,681,808)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                          24,944,371     13,835,131
   Reinvestment of distributions from net investment income and
     net realized gains                                                2,362,436      1,449,048
   Cost of shares redeemed                                            (6,719,678)    (3,568,452)
                                                                    ------------   ------------
INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                20,587,129     11,715,727
                                                                    ------------   ------------

TOTAL INCREASE IN NET ASSETS                                          26,791,731     20,616,139

NET ASSETS
   Beginning of year                                                  63,877,606     43,261,467
                                                                    ------------   ------------
   End of year (including undistributed net investment income of
     $11,276 and $0.00, respectively)                               $ 90,669,337   $ 63,877,606
                                                                    ============   ============

CHANGES IN CAPITAL STOCK
   Shares sold                                                           451,777        285,158
   Shares issued for reinvested distributions                             42,041         29,093
   Shares redeemed                                                      (122,041)       (72,971)
                                                                    ------------   ------------

NET INCREASE IN SHARES                                                   371,777        241,280
                                                                    ============   ============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 1 -- The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Note 2 -- Significant accounting polices of the Fund are as follows:

            (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund's Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions. As of December 31, 2004, no securities in the Fund were valued using this method. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

            (b) Security transactions are recorded on the date which securities are purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income, including premium amortization and discount accretion, is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

            (c) The Fund is a "regulated investment company" as defined in
                Subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all excise and income taxes.

            (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 3 -- Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 2004, aggregated $11,840,247 and $2,450,031, respectively.

Note 4 -- Net unrealized appreciation on investments for federal income tax purposes aggregated to $26,939,309, of which $27,662,386 related to appreciated investment securities and $723,077 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $63,679,714.

          Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

          The characterization of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                                   2004           2003
                                                               ------------   ------------
               Distributions paid from:
                 Ordinary income                               $  2,174,223   $  1,595,379
                 Long-term capital gains                            505,939         81,931
                 Return of capital                                        -          4,498
                                                               ------------   ------------
                                                               $  2,680,162   $  1,681,808
                                                               ============   ============

          At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

               Undistributed ordinary income                                  $      5,935
               Unrealized appreciation                                          26,939,309
                                                                              ------------
               Accumulated earnings                                           $ 26,945,244
                                                                              ============

Note 5 -- The investment management fees were paid to Mairs and Power, Inc. pursuant to an advisory agreement approved by the Directors of the Fund. The investment management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets. At December 31, 2004, the amount payable by the Fund to Mairs and Power, Inc. for investment management fees was $44,678.

          Administrative fees include certain fund administration expenses such as general fund management, assistance with regulatory compliance, and coordination of accounting and tax reporting. In 2004, Mairs and Power, Inc. was paid $20,531 for Fund Administration services.

          The owners of Mairs and Power, Inc. include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund. The interested director, who is not a principal officer, received $1,800 in compensation directly from the Fund in 2004.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            YEAR ENDED 12/31
                                               2004             2003               2002             2001             2000
                                           ----------------------------------------------------------------------------------
PER SHARE
Net asset value, beginning of year         $      53.20     $      45.09       $      49.71     $      51.86     $      50.13

Investment operations:
   Net investment income                           1.53             1.41               1.46             1.45             1.37(a)
   Net realized and unrealized gains
   (losses) on investments                         4.80             8.21              (4.63)           (2.15)            6.86(a)
                                           ------------     ------------       ------------     ------------     ------------
TOTAL FROM INVESTMENT OPERATIONS                   6.33             9.62              (3.17)           (0.70)            8.23

Less distributions:
   Dividends (from net
   investment income)                             (1.52)           (1.43)             (1.45)           (1.45)           (1.58)

   Distributions (from capital gains)             (0.35)           (0.08)                 -                -            (4.92)

   Return of capital                                  -            (0.00)(b)              -                -                -
                                           ------------     ------------       ------------     ------------     ------------
TOTAL DISTRIBUTIONS                               (1.87)           (1.51)             (1.45)           (1.45)           (6.50)
                                           ------------     ------------       ------------     ------------     ------------

NET ASSET VALUE, END OF YEAR               $      57.66     $      53.20       $      45.09     $      49.71     $      51.86
                                           ============     ============       ============     ============     ============

TOTAL INVESTMENT RETURN                            12.0%            21.6%              (6.4)%           (1.3)%           16.6%
                                           ============     ============       ============     ============     ============

NET ASSETS, END OF YEAR
(000S OMITTED)                             $     90,669     $     63,878       $     43,261     $     42,037     $     41,370

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net
   assets                                          0.92%            0.94%              0.99%            0.95%            0.93%

   Ratio of net investment income to
   average net assets                              2.86%            3.01%              3.11%            2.89%            2.81%(a)

   Portfolio turnover rate                         8.91%            7.02%             10.92%           16.49%           12.47%

(a) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(b) Return of capital in 2003 is $0.004 per share and is considered a negligible amount.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of net assets of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2004, and the related statement of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
January 19, 2005

FUND EXPENSES  (UNAUDITED)

As a shareholder of the Mairs and Power Balanced Fund, Inc., you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports fund expenses during the reporting period (July 1, 2004 through December 31, 2004) and includes the costs associated with a $1,000 investment based on the Fund's (1) actual expenses and return for the period and (2) actual expenses and an assumed return of 5% per year before expenses. You may use the information in the first line to estimate the expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below for a $1,000 investment. The second line is intended to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


                          BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID     ANNUALIZED
                          VALUE 07/01/2004     VALUE 12/31/2004     DURING PERIOD    EXPENSE RATIO
                          -----------------    ----------------     -------------    -------------
Actual 6.3% return          $      1,000         $   1,028.81        $       2.44        0.47%

Hypothetical assumed 5%
return                      $      1,000         $   1,022.58        $       2.42        0.47%

The Fund's expenses are equal to the Fund's annualized expense ratio of 0.47%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days) divided by 366 days.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information (SAI); (ii) on the Fund's website at http://www.mairsandpower.com (click on the 'Fund Reports' page to access the SAI); and (iii) on the Commission's website at http://www.sec.gov (access Form N-1A).

DISCLOSURE OF PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files Form N-Q for quarters ending March 31 and September 30 with the Securities and Exchange Commission (the Commission). Form N-Q includes a complete schedule of portfolio holdings and is filed with the Commission no later than 60 days after the close of the first and third quarters of each fiscal year. Portfolio holdings are available by mail or on the Fund's website no earlier than the date on which the Fund files its Form N-Q with the Commission.

To view Fund portfolio holdings on the Fund's website, visit www.mairsandpower.com and click on the "Fund Reports" page to access the current quarter's report. You may also obtain a copy of the Fund's latest quarterly report without charge by calling our Customer Service at 1-800-304-7404.

The Fund's Form N-Q is available on the Commission's website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by called 1-800-SEC-0330.

ADDITIONAL SHAREHOLDER INFORMATION  (UNAUDITED)

A special meeting of the Fund's shareholders was held on July 12, 2004. The number of outstanding shares of common stock on the record date, May 17, 2004, for the Fund was 1,305,553. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, and the number of abstentions with respect to such matters, are set forth below.

          (a)  The Fund's shareholders elected the following directors:

                  DIRECTOR'S NAME           VOTES FOR     VOTES WITHHELD
                  ---------------           ---------     --------------
               Norbert J. Conzemius          851,910          1,472
               Charlton Dietz                852,094          1,288
               William B. Frels              851,743          1,638
               Charles M. Osborne            852,093          1,288
               Edward C. Stringer            850,962          2,420

          (b) The Fund's shareholders approved an amended and restated Agreement for Investment Counsel Service. The following votes cast regarding this matter were:

                    VOTES FOR    VOTES AGAINST    ABSTENTIONS
                    ---------    -------------    -----------
                     830,128         7,149          16,105

          (c) The Fund's shareholders ratified the selection by the Fund's Board of Directors of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year-end, December 31, 2004. The following votes cast regarding this matter were:

                    VOTES FOR    VOTES AGAINST    ABSTENTIONS
                    ---------    -------------    -----------
                     838,428         5,705           9,249

          (d)  There were no other matters voted on or discussed.

SUMMARY OF FINANCIAL INFORMATION (UNAUDITED)

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                            PER SHARE
                                                               ---------------------------------------
                                                                DISTRIBU-                 PERFORMANCE
                                                                TIONS OF    DIVIDENDS        OF AN
                                                                REALIZED     FROM NET       ASSUMED
                    SHARES                         NET ASSET   SECURITIES   INVESTMENT   INVESTMENT OF
    DATES        OUTSTANDING    TOTAL NET ASSETS     VALUE       GAINS        INCOME        $10,000*
-------------    -----------    ----------------   ---------   ----------   ----------   -------------
Dec. 31, 1980       129,196       $  1,969,896      $ 15.25      $ 0.21       $ 1.25       $  11,633
Dec. 31, 1981       132,236       $  1,928,460      $ 14.59           -       $ 1.21       $  12,053
Dec. 31, 1982       135,050       $  2,274,421      $ 16.84      $ 0.33       $ 1.25       $  15,493
Dec. 31, 1983       155,828       $  2,907,432      $ 18.66           -       $ 1.28       $  18,390
Dec. 31, 1984       155,810       $  2,729,570      $ 17.52      $ 0.45       $ 1.28       $  19,052
Dec. 31, 1985       183,348       $  3,837,245      $ 20.93      $ 0.35       $ 1.13       $  24,593
Dec. 31, 1986       253,724       $  5,395,111      $ 21.27      $ 1.87       $ 0.98       $  28,368
Dec. 31, 1987       295,434       $  5,772,298      $ 19.54      $ 1.09       $ 1.06       $  28,855
Dec. 31, 1988       317,426       $  6,569,555      $ 20.70      $ 0.42       $ 1.12       $  32,866
Dec. 31, 1989       344,486       $  7,886,058      $ 22.89      $ 0.33       $ 1.08       $  38,672
Dec. 31, 1990       366,158       $  8,075,488      $ 22.06      $ 0.07       $ 1.07       $  39,198
Dec. 31, 1991       400,276       $ 10,676,264      $ 26.67           -       $ 1.00       $  49,342
Dec. 31, 1992       428,672       $ 11,535,822      $ 26.91      $ 0.30       $ 1.00       $  52,233
Dec. 31, 1993       476,860       $ 13,441,576      $ 28.19      $ 0.63       $ 0.99       $  57,898
Dec. 31, 1994       494,968       $ 12,972,976      $ 26.21      $ 0.37       $ 1.03       $  56,692
Dec. 31, 1995       519,272       $ 16,978,753      $ 32.70      $ 0.28       $ 1.02       $  73,722
Dec. 31, 1996       558,234       $ 20,565,014      $ 36.84      $ 0.54       $ 1.10       $  86,941
Dec. 31, 1997       632,540       $ 28,789,593      $ 45.52      $ 0.35       $ 1.19       $ 111,305
Dec. 31, 1998       766,420       $ 38,355,609      $ 50.05      $ 0.60       $ 1.24       $ 127,067
Dec. 31, 1999       810,184       $ 40,610,878      $ 50.13      $ 0.81       $ 1.39       $ 132,918
Dec. 31, 2000       797,699       $ 41,369,866      $ 51.86      $ 4.92       $ 1.58       $ 154,913
Dec. 31, 2001       845,613       $ 42,036,955      $ 49.71           -       $ 1.45       $ 152,948
Dec. 31, 2002       959,342       $ 43,261,467      $ 45.09           -       $ 1.45       $ 143,135
Dec. 31, 2003     1,200,622       $ 63,877,606      $ 53.20      $ 0.08       $ 1.43       $ 174,087
Dec. 31, 2004     1,572,399       $ 90,669,337      $ 57.66      $ 0.35       $ 1.52       $ 195,049

       * ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1980.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

 This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

           THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED
                       DECEMBER 31, 2004) ARE AS FOLLOWS:

                                   1 YEAR:   +12.0%
                                  5 YEARS:    +8.0%
                                 10 YEARS:   +13.2%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
  PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
           PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Mairs and Power Balanced Fund, Inc. (the Fund) is set forth below. The statement of additional information (SAI) includes additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-304-7404, or it can be downloaded from our website at www.mairsandpower.com.


                             POSITION(S)                                                    NUMBER OF
                             HELD WITH THE                                                  PORTFOLIOS IN    OTHER
                             FUND AND                                                       FUND COMPLEX     DIRECTORSHIPS
                             LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST FIVE     OVERSEEN BY      HELD BY
NAME (AGE) AND ADDRESS(1)    SERVED(2)         YEARS                                        DIRECTOR         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                      INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (65)        President         -  President of the Investment Adviser             2              N/A
                             and                  (2002 to present).
                             Director          -  Treasurer of the Investment Adviser
                             since 1992           (1996 to present).
                                               -  Vice President of the Investment
                                                  Adviser (1994 to 2002).

                                   INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (56)           Vice              -  Vice President and Secretary of the            N/A             N/A
                             President            Investment Adviser
                             since 1994

Jon A. Theobald (59)         Secretary         -  Executive Vice President and Chief             N/A             N/A
                             since 2003           Administrative Officer of the
                                                  Investment Adviser (2002 to present).
                                               -  Senior Vice President, U. S. Trust
                                                  Company (2001 to 2002).
                                               -  Executive Vice President, Resource
                                                  Trust Company (1996 to 2001).

Lisa J. Hartzell (59)        Treasurer         -  Manager of Mutual Fund Services of             N/A             N/A
                             since 1996           the Investment Adviser.
                                               -  Vice President of the Investment
                                                  Adviser (July 2004 to present).


                             POSITION(S)                                                    NUMBER OF
                             HELD WITH THE                                                  PORTFOLIOS IN    OTHER
                             FUND AND                                                       FUND COMPLEX     DIRECTORSHIPS
                             LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST FIVE     OVERSEEN BY      HELD BY
NAME (AGE) AND ADDRESS(1)    SERVED(2)         YEARS                                        DIRECTOR         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED DIRECTORS

Charlton Dietz (74)          Board Chair       -  Retired Senior Vice President, Legal            2              N/A
30 Seventh Street East       since July           Affairs and General Counsel, 3M
Suite 3050                   2004;                Company.
St. Paul, MN  55101          Director
                             since 1997

Norbert J. Conzemius (63)    Director          -  Retired Chief Executive Officer, Road           2              N/A
                             since 2000           Rescue Incorporated.

Charles M. Osborne (51)      Director          -  Chief Financial Officer, Fair Isaac             2              N/A
                             since 2001           Corporation (May 2004 to present).
                                               -  Chief Financial Officer (2000 to
                                                  2004), Vice President (2003 to 2004),
                                                  University of Minnesota Foundation.
                                               -  Vice President and General Manager,
                                                  MN (1999), Vice President Corporate
                                                  Human Resources, IA (2000), McLeod
                                                  USA/Ovation Communications.

                                    INTERESTED DIRECTOR WHO IS NOT A PRINCIPAL OFFICER

Edward C. Stringer (69)      Director          -  Attorney (2002 to present), Briggs              2              N/A
2200 IDS Center              since 2002           and Morgan, P.A.
80 South 8th Street                            -  Associate Justice, State of Minnesota
Minneapolis, MN  55402                            Supreme Court (1994 to 2002).

(1) Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

(2) Each Director serves until elected at each annual meeting or until his successor is appointed. Each officer is elected annually.

                       MAIRS AND POWER BALANCED FUND, INC.

                               INVESTMENT ADVISER

                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101
                               Phone: 651-222-8478

              FOR ANY SHAREHOLDER INQUIRIES AND ACCOUNT INFORMATION
                               CALL 1-800-304-7404

                                  OR WRITE TO:

                               (VIA REGULAR MAIL)
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P. O. Box 701
                            Milwaukee, WI 53201-0701

                         (VIA OVERNIGHT OR EXPRESS MAIL)
                       c/o U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

        For Fund literature and information, visit the Fund's website at:
                              www.mairsandpower.com

                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                Ernst & Young LLP
                                   Suite 1400
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

Item 2.       Code of Ethics.

              The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003. The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.       Audit Committee Financial Expert

              The registrant's Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant's Audit Committee, is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Mr. Osborne is "independent" under the standards set forth in Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services

                                                 (B)                        (D)
               YEAR ENDED         (A)           AUDIT-         (C)       ALL OTHER
              DECEMBER 31,    AUDIT FEES    RELATED FEES    TAX FEES       FEES
              --------------------------------------------------------------------
                  2003       $    18,000            None   $    3,638      None
                  2004       $    20,800    $      5,780   $    3,852      None

              (e)(1) The registrant's Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $5,000 for the fiscal year ending December 31, 2004.

              (e)(2) All of the services described in columns (b) through (d) in the table above that were provided on or after May 6, 2003, were approved in advance by the registrant's Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph
                     (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

              (f)    Not applicable.

              (g) The aggregate fees for non-audit services rendered by the registrant's accountant to the registrant were $3,638 for the fiscal year ended December 31, 2003 and $3,852 for the fiscal year ended December 31, 2004. The aggregate fees for non-audit services rendered by the registrant's accountant to the registrant's investment adviser were $2,782 for the fiscal year ended December 31, 2003 and $3,103 for the fiscal year ended December 31, 2004.

              (h) The registrant's Audit Committee has considered whether the provision of non-audit services by the registrant's accountant to the registrant's investment adviser is compatible with maintaining the account's independence.

Item 5.       Audit Committee of Listed Registrant

              Not applicable to registrant.

Item 6.       Schedule of Investments

              Included in report to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

              Not applicable to registrant.

Item 8.       Portfolio Managers of Closed End Management Investment Companies.

              Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers.

              Not applicable to registrant.

Item 10.      Submission of Matters to a Vote of Security Holders.

              There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.      Controls and Procedures

              a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC's rules and forms.

              b) There was no change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.      Exhibits

              (a)(1) Code of Ethics

                     Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

                     Attached as exhibit 12(a)(1) to this form.

              (a)(2) Certifications required by Rule 30a-2(a) under the
                     Investment Company Act of 1940.

                     Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

              (b)    Certifications required by 18 U.S.C. 1350.

                     Attached as exhibit 12(b) to this form.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)         MAIRS AND POWER BALANCED FUND, INC.
              ------------------------------------------------------------------

By (Signature and Title)

*      /s/ William B. Frels
--------------------------------------------------------------------------------
       WILLIAM B. FRELS, PRESIDENT


Date          February 28, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*      /s/ William B. Frels
--------------------------------------------------------------------------------
       WILLIAM B. FRELS, PRESIDENT
       (PRINCIPAL EXECUTIVE OFFICER)


Date          February 28, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)

*      /s/ Lisa J. Hartzell
--------------------------------------------------------------------------------
       LISA J. HARTZELL, TREASURER
       (PRINCIPAL FINANCIAL OFFICER)


Date          February 28, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.